Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 9th day of December, 2011.

DBD Cayman Holdings, Ltd.

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

DBD Cayman, Ltd.

by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TCG Holdings Cayman II, L.P.

by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group Cayman Investment Holdings, L.P.

by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group CSP II, L.L.C.

by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II General Partner, L.P.

by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P.,
its managing member
by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

Carlyle Strategic Partners II, L.P.

by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II Coinvestment, L.P.

by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member